UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549

                              FORM 8-K


                           Current Report
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported)     December 28, 2001

                   Frozen Food Express Industries, Inc.
          (Exact name of registrant as specified on its charter)



         Texas                     1-10006              75-1301831
(State or other jurisdiction of   (Commission          (IRS Employer
incorporation or organization)     File Number)        Identification No.)






                      1145 Empire Central Place
                           Dallas, Texas                       75247-4309
           (Address of principal executive offices)            (Zip Code)

                           (2l4) 630-8090
         (Registrant's telephone number, including area code)

                               None
         (Former name, former address and former fiscal year, if changed since last report)





























                              INDEX



                 PART I - FINANCIAL INFORMATION


                                                                 Page No.
                                                                 --------
Item 1.   Change in Control of Registrant                           N/A

Item 2.   Acquisition or Disposition of Assets                      N/A

Item 3.   Bankruptcies or Receiverships                             N/A

Item 4.   Changes in Registrant's Certifying Accountants            N/A

Item 5.   Other Events                                               3

Item 6.   Resignations of Registrant's Directors                    N/A

Item 7.   Financial Statements and Exhibits                          3

          Exhibit 99.1 Press Release                                 4

Item 8.   Change in Fiscal Year                                     N/A










































Item 5.  OTHER EVENTS

         A. On December 26, 2001, the Registrant sold certain assets of its non-freight operations and issued the attached press release. The form of such press release is filed as Exhibit 99.1 to this current report on Form 8-K.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         C.   Exhibits

              99.1 Press Release -  Frozen Food Express Industries
                                    Sells Non-Freight Business Unit
                                    (December 26, 2001)






SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      FROZEN FOOD EXPRESS INDUSTRIES, INC.
                                      ------------------------------------
                                                  (Registrant)



December 28, 2001                     By:  /s/ F. Dixon McElwee, Jr.
                                      ------------------------------------
                                           F. Dixon McElwee, Jr.
                                           Senior Vice President
                                           Principal Financial
                                           and Accounting Officer